Prospectus Supplement - ULTI0153

Filed pursuant to 497(e)

File Nos. 333-229995 and 811-23429

Homestead Funds Trust
(The “Trust”)

Rural America Growth & Income Fund,

a series of the Trust

Supplement Dated March 28, 2024
to the Prospectus dated May 1, 2023

IMPORTANT NOTICE

The Board of Trustees of the Trust (the “Board”), based upon the recommendation of Homestead Advisers Corp., the Trust’s investment adviser (the “Adviser”), has determined to liquidate and terminate the Rural America Growth & Income Fund (the “Fund”).  Due to the small amount of assets in the Fund and the expectation that the Fund’s assets will not grow sufficiently in the foreseeable future, the Adviser believes that the Fund cannot continue to conduct its operations in an economically viable manner and that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.  After considering all the information presented to the Board, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.  To facilitate the orderly closure of the Fund, the Board has adopted a Plan of Liquidation and Termination for the Fund (the “Plan”). Shareholders who do not sell their shares of the Fund before the liquidation date set forth in the Plan, currently expected to be the close of business on June 12, 2024, will receive a liquidating distribution in cash equal to the amount of the net asset value of their shares.  Thereafter, the Fund will be liquidated and dissolved, and all references to the Fund herein shall be removed.

Effective as of the close of business on April 30, 2024, the Fund is closed and will not accept any purchase orders. In connection with the termination of the Fund and as the Adviser deems appropriate, the Fund will begin the process of liquidating its portfolio securities and shareholders should be aware that the Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purpose of winding up its affairs.

Prior to the close of business on June 10, 2024, shareholders of the Fund may exchange shares of the Fund for shares of the same class of any of the other Homestead Funds.

For taxable shareholders, the liquidating distribution will generally be treated as a redemption of shares and such shareholders may recognize a gain or loss for federal income tax purposes. Shareholders should consult with their tax advisors for information regarding all tax consequences applicable to investments in the Fund.

For more information, please call Homestead Funds at 800-258-3030.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE